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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 5, 2001



                             OAK TECHNOLOGY, INC.
            (Exact name of Registrant as specified in its charter)


                                  DELAWARE
        (State or other jurisdiction of Incorporation or organization)


             0-25298                                77-0161486
     (Commission File Number)        (I.R.S. Employer Identification Number)


                               139 KIFER COURT
                             SUNNYVALE, CA 94089
         (Address of principal executive offices including Zip Code)

                               (408) 737-0888
              (Registrant's telephone number, including area code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

KPMG LLP has served as Oak Technology, Inc.'s (the "Company's") auditors and has advised the Company on Federal, State and local tax matters. After an evaluation of services provided by a number of independent accounting firms as well as their knowledge of the industry, the Audit Committee of the Board of Directors of the Company has decided to engage PricewaterhouseCoopers LLP as the Company's independent accountants.

(a)   Previous independent accountants

     (i) On June 5, 2001, the Company dismissed KPMG LLP as its independent accountants.

     (ii) The reports of KPMG LLP on the financial statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The decision to change independent accountants was approved by the Audit Committee of the Board of Directors of the Company.

     (iv) During the Company's two most recent fiscal years and through the date of this report, the Company has had no disagreements with KPMG LLP on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their report on the financial statements of the Company for such years.

     (v) During the Company's two most recent fiscal years and through the date of this report, the Company has had no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     (vi) The Company provided KPMG LLP with a copy of this disclosure and has requested that KPMG LLP furnish the Company with a letter addressed to the SEC stating whether or not they agree with the above statements. A copy of such letter, dated June 10, 2001, is filed as
           Exhibit 16 to this Form 8-K.

(b)   New independent accountants

     (i) The Company engaged PricewaterhouseCoopers LLP as its new independent accountants as of June 5, 2001. During the two most recent fiscal years and through the date of this report, neither the Company nor anyone on its behalf has consulted with PricewaterhouseCoopers LLP regarding either the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibits
--------

16.1  Letter of KPMG LLP regarding change in certifying accountant


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    Date: June 12, 2001         Oak Technology, Inc.


                                         By:    /s/ John S. Edmunds
                                             ----------------------------
                                                  John S. Edmunds
                                              Vice-President Finance
                                              Chief Financial Officer
                                   (Principal Financial and Accounting Officer)


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                               EXHIBIT INDEX


Exhibit
Number                             Description
-------                            -----------

16.1          Letter of KPMG LLP Regarding Change in Certifying Accountant


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